UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

303.623.2577
(Registrant’s telephone number, including area code)

Abigail J. Murray, Secretary
Clough Funds Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end:  October 31

Date of reporting period:  January 31, 2016

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

CLOUGH FUNDS TRUST – CLOUGH GLOBAL LONG/SHORT FUND
STATEMENT OF INVESTMENTS
JANUARY 31, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS 69.93%
Consumer Discretionary 25.60%
AMC Entertainment Holdings, Inc. - Class A	4,890	$106,602
Anta Sports Products, Ltd.	154,000	369,322
Best Buy Co., Inc.	6,600	184,338
Blue Nile, Inc.(a)	18,461	642,258
Cable One, Inc.	500	214,995
CarMax, Inc.(a)	6,600	291,588
Carter's, Inc.	6,394	621,625
China ZhengTong Auto Services Holdings, Ltd.	303,500	111,557
Comcast Corp. - Class A(b)	13,095	729,522
DR Horton, Inc.(b)	19,008	522,910
Fuyao Glass Industry Group Co., Ltd. - Class H(a)	65,200	131,559
IMAX Corp.(a)	17,660	548,520
JD.com, Inc. - ADR(a)	5,200	135,356
Lennar Corp. - Class A	13,901	585,927
Liberty Broadband Corp. - Class C(a)	15,859	745,373
Liberty Media Corp. - Class C(a)	15,771	561,290
Liberty Ventures - Series A(a)(b)	25,652	1,008,893
Man Wah Holdings, Ltd.	237,200	256,380
Manchester United PLC - Class A	10,200	159,834
Moncler SpA	13,731	202,149
Monro Muffler Brake, Inc.	6,600	433,950
Pacific Textiles Holdings, Ltd.	118,000	171,673
PulteGroup, Inc.	12,900	216,204
Rakuten, Inc.(a)	14,500	147,138
Restoration Hardware Holdings, Inc.(a)	6,654	410,019
Service Corp. International	8,500	205,615
Signet Jewelers, Ltd.	4,035	468,060
Starbucks Corp.	7,225	439,063
Wayfair, Inc. - Class A(a)(b)	8,800	397,760
William Lyon Homes - Class A(a)	3,077	33,416
		11,052,896

Consumer Staples 2.26%
China Resources Beer Holdings Company, Ltd.	66,000	104,842
CVS Health Corp.	3,700	357,383
Prestige Brands Holdings, Inc.(a)	5,500	256,740
Suntory Beverage & Food, Ltd.	2,100	95,750
WH Group, Ltd.(a)	286,000	162,466
		977,181
	Shares	Value
Energy 1.26%
Concho Resources, Inc.(a)	2,050	$195,016
Devon Energy Corp.	2,400	66,960
EOG Resources, Inc.	1,000	71,020
Pioneer Natural Resources Co.	1,700	210,715
		543,711

Financials 12.41%
American International Group, Inc.	8,738	493,522
Bank of America Corp.	76,750	1,085,245
Citigroup, Inc.	27,649	1,177,294
Essent Group, Ltd.(a)	6,200	111,414
HDFC Bank, Ltd. - ADR	2,700	162,891
ICICI Bank, Ltd. - Sponsored ADR	13,302	88,458
JPMorgan Chase & Co.	4,600	273,700
MGIC Investment Corp.(a)	51,177	338,792
Mitsubishi UFJ Financial Group, Inc.	51,400	258,730
Mizuho Financial Group, Inc.	190,100	323,154
Morgan Stanley	17,910	463,511
Radian Group, Inc.	14,500	145,870
Solar Capital, Ltd.	15,900	257,898
Sumitomo Mitsui Financial Group, Ltd.	5,500	180,812
		5,361,291

Health Care 8.75%
3SBio, Inc.(a)	25,000	30,042
Akorn, Inc.(a)	11,700	304,083
Allergan PLC(a)	1,100	312,873
Amsurg Corp.(a)	1,200	87,828
AstraZeneca PLC - Sponsored ADR	6,917	222,866
Bristol-Meyers Squibb Co.	1,926	119,720
Cellectis S.A. - ADR(a)	7,500	167,700
Cerner Corp.(a)	3,185	184,762
Cigna Corp.	386	51,570
Community Health Systems, Inc.(a)	7,900	169,692
Corindus Vascular Robotics, Inc.(a)	36,700	73,767
Dynavax Technologies Corp.(a)	4,775	115,030
GW Pharmaceuticals PLC - ADR(a)	1,151	57,734
HCA Holdings, Inc.(a)	1,840	128,027
Healthways, Inc.(a)	18,540	218,030
Hologic, Inc.(a)	3,195	108,438
Humana, Inc.	313	50,953
Intra-Cellular Therapies, Inc.(a)	2,000	74,160
Intrexon Corp.(a)	4,286	124,894
Jazz Pharmaceuticals PLC(a)	1,532	197,230
Kura Oncology, Inc.(a)(c)	9,200	44,160
Perrigo Co. PLC	2,540	367,233

	Shares	Value
Health Care (continued)
Team Health Holdings, Inc.(a)	2,600	$106,262
Veracyte, Inc.(a)	11,800	76,464
Vertex Pharmaceuticals, Inc.(a)	4,225	383,419
		3,776,937

Industrials 3.17%
Allison Transmission Holdings, Inc.(b)	18,100	430,599
Armstrong World Industries, Inc.(a)	6,194	239,584
FedEx Corp.	800	106,304
Kansas City Southern	3,270	231,777
Roper Technologies, Inc.	1,300	228,371
Seibu Holdings, Inc.	6,700	132,102
		1,368,737

Information Technology 8.09%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)	1,570	105,237
Alphabet, Inc. - Class C(a)	971	721,405
Electronics For Imaging, Inc.(a)	5,000	206,900
Facebook, Inc. - Class A(a)(b)	4,249	476,780
Lam Research Corp.	6,164	442,514
Microsoft Corp.	8,200	451,738
Monolithic Power Systems, Inc.	2,900	181,453
Nintendo Co., Ltd.	729	100,289
Pandora Media, Inc.(a)	20,700	201,204
Salesforce.com, Inc.(a)	4,600	313,076
ServiceNow, Inc.(a)	1,804	112,227
Western Digital Corp.	3,728	178,869
		3,491,692

Materials 1.42%
Air Products & Chemicals, Inc.(b)	1,800	228,078
Axalta Coating Systems, Ltd.(a)	12,300	292,863
W.R. Grace & Co.(a)	1,140	92,728
		613,669

Real Estate 1.53%
American Capital Agency Corp.	11,700	199,719
Annaly Capital Management, Inc.	26,700	253,650
Two Harbors Investment Corp.	27,200	206,720
		660,089

Telecommunication Services 2.69%
AT&T, Inc.	14,100	508,446
China Mobile, Ltd.	43,000	473,611

	Shares	Value
Telecommunication Services (continued)
Nippon Telegraph & Telephone Corp.	4,300	$178,585
		1,160,642

Utilities 2.75%
Calpine Corp.(a)	35,900	549,629
Eversource Energy	11,900	640,220
		1,189,849

TOTAL COMMON STOCKS
(Cost $32,487,108)		30,196,694

PARTICIPATION NOTES 0.69%
Consumer Staples 0.27%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017	3,800	115,898

Industrials 0.42%
Zhengzhou Yutong Bus Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/2017	63,750	181,013

TOTAL PARTICIPATION NOTES
(Cost $343,969)		296,911

	Shares	Value
SHORT-TERM INVESTMENTS 21.44%
Money Market Fund 21.44%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.129% 7-day yield)	9,259,128	9,259,128

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,259,128)		9,259,128

Total Investments - 92.06%
(Cost $42,090,205)		39,752,733

Assets in Excess of Other Liabilities - 7.94%		3,426,815

NET ASSETS - 100.00%		$43,179,548

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (22.32%)
Consumer Discretionary (0.52%)
Burlington Stores, Inc.	(600)	$(32,238)
Tiffany & Co.	(1,800)	(114,912)
Williams-Sonoma, Inc.	(1,500)	(77,490)
		(224,640)

Consumer Staples (0.34%)
General Mills, Inc.	(2,592)	(146,474)

Energy (1.44%)
Inpex Corp.	(24,768)	(215,530)
Petroleo Brasileiro S.A. - Sponsored ADR	(34,200)	(118,674)
Rowan Cos., PLC - A Shares	(4,000)	(50,600)
Transocean, Ltd.	(22,900)	(238,618)
		(623,422)

Financials (5.08%)
ABN AMRO Group NV	(6,231)	(129,871)
Ally Financial, Inc.	(11,600)	(183,860)
American Express Co.	(4,065)	(217,478)
Credit Suisse Group AG - Sponsored ADR	(6,100)	(108,580)
Greenhill & Co., Inc.	(7,658)	(182,107)
Hang Seng Bank, Ltd.	(6,700)	(110,650)
ING Groep NV - Sponsored ADR	(11,100)	(128,649)
Itau Unibanco Holding S.A. - Class H, Sponsored Preferred ADR	(72,530)	(456,213)
Santander Consumer USA Holdings, Inc.	(6,600)	(68,970)
Seven Bank, Ltd.	(47,400)	(198,895)
Synchrony Financial	(4,600)	(130,732)
United Overseas Bank, Ltd.	(21,700)	(275,553)
		(2,191,558)

Health Care (3.60%)
Aetna, Inc.	(2,845)	(289,735)
ANI Pharmaceuticals, Inc.	(2,700)	(86,427)
Bruker Corp.	(7,300)	(163,009)
Celgene Corp.	(1,300)	(130,416)
Express Scripts Holding Co.	(400)	(28,748)
Gilead Sciences, Inc.	(900)	(74,700)
Mallinckrodt PLC	(2,800)	(162,652)
Pfizer, Inc.	(3,500)	(106,715)
United Therapeutics Corp.	(600)	(73,908)
UnitedHealth Group, Inc.	(2,864)	(329,818)
Varian Medical Systems, Inc.	(1,410)	(108,753)
		(1,554,881)

Industrials (5.99%)
Air France-KLM	(24,981)	(200,015)
Caterpillar, Inc.	(7,120)	(443,149)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Industrials (continued)
Chicago Bridge & Iron Co. NV	(3,600)	$(139,752)
Cummins, Inc.	(900)	(80,901)
Deutsche Lufthansa AG	(16,663)	(243,057)
Emerson Electric Co., Inc.	(4,900)	(225,302)
Flowserve Corp.	(3,000)	(115,920)
International Consolidated Airlines Group S.A.	(23,310)	(179,192)
Keppel Corp., Ltd.	(35,300)	(124,390)
Kone OYJ - B Shares	(2,327)	(101,766)
Kuehne + Nagel International AG	(893)	(117,689)
Metso OYJ	(8,893)	(183,042)
Pentair PLC	(2,500)	(117,800)
Sandvik AB	(10,270)	(85,245)
United Technologies Corp.	(1,200)	(105,228)
WW Grainger, Inc.	(618)	(121,554)
		(2,584,002)

Information Technology (2.51%)
AAC Technologies Holdings, Inc.	(21,500)	(136,778)
Analog Devices, Inc.	(3,200)	(172,352)
International Business Machines Corp.	(920)	(114,807)
Mobileye NV	(1,700)	(46,121)
Murata Manufacturing Co., Ltd.	(1,700)	(192,306)
NETGEAR, Inc.	(3,500)	(130,795)
Nidec Corp.	(900)	(60,230)
Nippon Electric Glass Co., Ltd.	(45,000)	(229,340)
		(1,082,729)

Materials (0.89%)
Anglo American PLC	(20,747)	(82,021)
BHP Billiton, Ltd.	(9,679)	(105,152)
Cliffs Natural Resources, Inc.	(10,900)	(17,549)
Glencore International PLC	(71,477)	(91,133)
Vale S.A. - Sponsored ADR	(35,795)	(87,698)
		(383,553)

Real Estate (0.21%)
Wharf Holdings, Ltd.	(20,000)	(92,535)

Utilities (1.74%)
Exelon Corp.	(20,160)	(596,131)
Hong Kong & China Gas Co., Ltd.	(89,700)	(157,016)
		(753,147)

TOTAL COMMON STOCKS
(Proceeds $10,574,326)		(9,636,941)

EXCHANGE TRADED FUNDS (3.13%)
iShares® MSCI Indonesia ETF	(21,900)	(474,135)
iShares® MSCI Japan Index ETF	(38,000)	(437,000)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (continued)
iShares® MSCI South Korea Capped ETF	(4,700)	$(224,378)
Market Vectors® Semiconductor ETF	(4,300)	(213,796)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $1,335,060)		(1,349,309)

PREFERRED STOCKS (0.74%)
Financials (0.74%)
Banco Bradesco S.A. - ADR	(70,120)	(320,448)

TOTAL PREFERRED STOCKS
(Proceeds $366,966)		(320,448)

TOTAL SECURITIES SOLD SHORT
(Proceeds $12,276,352)		$(11,306,698)

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for total return swap contracts and securities sold short. As of January 31, 2016, the aggregate market value of those securities was $1,976,309 representing 4.58% of net assets. (See Note 1)

(c)
Security exempt from registration of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2016, these securities had an aggregate market value of $44,160 or 0.10% of net assets.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination	Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Appreciation
Morgan Stanley	Morgan Stanley Euro Basket	$(131,883)	57 bps - 1D FEDEF	1 D FEDEF	09/26/2017	$1,302
Morgan Stanley	Power Grid Corp. of India, Ltd.	163,144	30 bps + 1D FEDEF	1 D FEDEF	11/02/2017	15,835
		$31,261				$17,137

	Reference	Notional	Floating Rate	Floating	Termination	Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Depreciation
Morgan Stanley	Coal India, Ltd.	$163,351	30 bps + 1D FEDEF	1 D FEDEF	11/02/2017	$(8,145)
Morgan Stanley	Hermes Microvision, Inc.	(92,318)	750 bps - 1D FEDEF	1 D FEDEF	10/27/2017	(4,389)
Morgan Stanley	Hero MotoCorp, Ltd.	182,271	10 bps + 1D FEDEF	1 D FEDEF	12/05/2017	(11,385)
Morgan Stanley	LG Electronics, Inc.	(91,576)	50 bps - 1D FEDEF	1 D FEDEF	10/30/2017	(7,669)
Morgan Stanley	Ultratech Cement, Ltd.	161,597	30 bps + 1D FEDEF	1 D FEDEF	11/02/2017	(5,110)
		$323,325				$(36,698)
		$354,586				$(19,561)

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)
AB - Aktiebolag is the Swedish equivalent of the term corporation
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders bps - Basis Points
ETF -  Exchange Traded Fund
Ltd. - Limited
MSCI - Morgan Stanley Capital International
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)
OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.
PLC - Public Limited Company
S.A. - Generally designates corporations in various countries, mostly those employing the civil law.
SpA - Societa` Per Azioni is an Italian shared company

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

CLOUGH FUNDS TRUST – CLOUGH GLOBAL LONG/SHORT FUND
STATEMENT OF INVESTMENTS
JANUARY 31, 2016 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers three Classes of shares: Classes A, C and I.  Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded.  In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent.  If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of January 31, 2016, in valuing the Fund’s investments carried at value.  The Fund recognizes transfers between the levels as of the end of the period in which the transfer occurred.  There were no transfers between Levels 1 and 2 during the period ended January 31, 2016.

Clough Global Long/Short Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$30,196,694	$–	$–	$30,196,694
Participation Notes	–	296,911	–	296,911
Short-Term Investments	9,259,128	–	–	9,259,128
TOTAL	$39,455,822	$296,911	$–	$39,752,733

Other Financial Instruments
Assets
Total Return Swap Contracts**	$–	$17,137	$–	$17,137

Liabilities
Securities Sold Short
Common Stocks	(9,636,941)	–	–	(9,636,941)
Exchange Traded Funds	(1,349,309)	–	–	(1,349,309)
Preferred Stocks	(320,448)	–	–	(320,448)
Total Return Swap Contracts**	–	(36,698)	–	(36,698)
TOTAL	$(11,306,698)	$(19,561)	$–	$(11,326,259)

*	For detailed industry descriptions, see the accompanying Statement of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

For the period ended January 31, 2016, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Fund’s Statements of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps.  The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts.  A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund.  Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swaps: During the period, the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

During the period ended January 31, 2016, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

2. TAXES

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of January 31, 2016, was as follows:

Gross appreciation (excess of value over tax cost)	$462,956
Gross depreciation (excess of tax cost over value)	(2,981,338)
Net unrealized depreciation	$(2,518,382)
Cost of investments for income tax purposes	$42,271,115

Item 2 - Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

(a)	Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	March 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	March 29, 2016

By:	/s/ Patrick D. Buchanan
Patrick D. Buchanan
Treasurer/Principal Financial Officer

Date:	March 29, 2016